UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

Cold Spring Capital Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-32659	75-3192592
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

51 Locust Avenue

Suite 302

New Canaan, Connecticut 06840

(Address of principal executive offices)

(203) 972-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

Deutsche Bank Securities Inc., the representative of the underwriters for the initial public offering of Cold Spring Capital Inc. (the “Company”) which was consummated on November 16, 2005, has notified the Company that, commencing on December 12, 2005, the holders of the Company’s units may separately trade the common stock and warrants included in such units.  The symbol for the common stock, warrants and units on the American Stock Exchange is CDS, CDS.WS and CDS.U, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.:	Description:

Exhibit 99.1	Press Release, dated December 5, 2005, issued by Cold Spring Capital Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLD SPRING CAPITAL INC.

	By:	/s/ Joseph S. Weingarten
Joseph S. Weingarten
President and Chief Financial Officer

Date: December 5, 2005